Exhibit 10.50

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS.  NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS NOTE, BY ITS ACCEPTANCE HEREOF, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THIS NOTE AND THE LAST DATE ON WHICH NEW WORLD RESTAURANT GROUP, INC. (“THE COMPANY”) OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF SUCH NOTE)(THE “RESALE RESTRICTION TERMINATION DATE”), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) or (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE NOTE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL “ACCREDITED INVESTOR,” FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S AND THE TRUSTEE’S, OR REGISTRAR’S, AS APPLICABLE, RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, AN ASSIGNMENT IN THE FORM APPEARING ON THE OTHER SIDE OF THIS NOTE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE OR REGISTRAR.  THIS LEGEND SHALL BE REMOVED UPON THE REQUEST OF A HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

THIS NOTE IS SUBJECT TO A REGISTRATION RIGHTS AGREEMENT, DATED AS OF JULY 8,  2003, BETWEEN THE COMPANY AND JEFFERIES & COMPANY, INC., A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY OR A SUCCESSOR DEPOSITORY.

THIS NOTE IS NOT EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS NOTE AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CUSIP No.:  649271AJ2

NEW WORLD RESTAURANT GROUP, INC.

SENIOR SECURED NOTE DUE 2008

No. 1	$151,000,000

New World Restaurant Group, Inc., a Delaware corporation (the “Company,” which term includes any successor entity), for value received promises to pay to CEDE & CO. or registered assigns, the principal sum of ONE HUNDRED AND FIFTY ONE MILLION DOLLARS AND 00/100, on July 1, 2008.

Interest Payment Dates:                      July 1 and January 1

Record Dates:                                       June 15 and December 15

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized officer.

New World Restaurant Group, Inc.

By:
Name: Anthony D. Wedo
Title: Chief Executive Officer

Dated: July 8, 2003

Certificate of Authentication

This is one of the Senior Secured Notes due 2008 referred to in the within-mentioned Indenture.

The Bank of New York,
as Trustee

Dated: July 8, 2003	By:
Name: Margaret Ciesmelewski
Title:

{REVERSE OF NOTE}

NEW WORLD RESTAURANT GROUP, INC.

Senior Secured Note due 2008

1.             Interest.  New World Restaurant Group, Inc., a Delaware corporation (the “Company”), promises to pay interest on the principal amount of this Note at the rate of (a) 13.0% per annum plus (b) any additional interest required under Section 4 of the Registration Rights Agreement, plus (c) during the occurrence and continuance of a Default or Event of Default, 2.0% per annum.  The Company will pay interest semi-annually in arrears on each July 1 and January 1 (each an “Interest Payment Date”), commencing January 1, 2004.  Interest on the Notes will accrue from the most recent date on which interest has been paid on this Note or, if no interest has been paid, from July 8, 2003.  Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2.             Method of Payment.  The Company shall pay interest on the Notes to the Persons who are the registered Holders as of the close of business on the Record Date immediately preceding the applicable Interest Payment Date even if the Notes are cancelled on registration of transfer or registration of exchange after such Record Date.  Holders must surrender Notes to a Paying Agent to collect principal payments.  The Company shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts (“U.S. Legal Tender”).  The Notes will be payable both as to principal and to interest at the office or agency of the Company, or, at the option of the Company, payment of interest may be made by its check payable in such U.S. Legal Tender and mailed to the Holders at their respective registered addresses as set forth in the register of Holders.  If the Company defaults in a payment of interest on the Notes, it shall pay the defaulted interest plus any interest payable on the defaulted interest in accordance with Section 2.16 of the Indenture.

3.             Paying Agent and Registrar.  Until otherwise designated by the Company, the Registrar and Paying Agent for the Notes shall be The Bank of New York, the trustee (the “Trustee”) under the Indenture (as defined below), having an address 101 Barclay Street — 8W, New York, New York 10286, Attention: Corporate Trust Division.  In addition, until otherwise designated by the Company, the Company’s office or agency maintained in the Borough of Manhattan, in the City of New York at which the Notes may be presented for payment or for transfer or exchange will be the office of the Trustee.  The Company may change any Paying Agent, Registrar or co-Registrar without notice to the Holders.

4.             Indenture.  The Company issued the Notes under an Indenture, dated as of  July 8, 2003 (the “Indenture”), among the Company, the Subsidiary Guarantors and the Trustee.  Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein.  The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code §§ 77aaa-77bbbb) (the “TIA”), as in effect on the date of the Indenture until such time as the Indenture is qualified under the TIA, and thereafter as in effect on the date on which the Indenture is qualified under the TIA.  Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and

Holders are referred to the Indenture and the TIA for a statement of them.  Payment on the Notes is guaranteed on a senior basis, jointly and severally, by the Subsidiary Guarantors pursuant to Article Eleven of the Indenture.  Each Holder, by accepting a Note, agrees to be bound by all of the terms and provisions of the Indenture, as the same may be amended from time to time.

5.             Optional Redemption.  The Notes will be redeemable, at the Company’s option, in whole at any time or in part from time to time, on and after July 1, 2004, at the following redemption prices (expressed as percentages of the principal amount) if redeemed during the twelve-month period commencing on July 1 of the year set forth below, plus, in each case, accrued and unpaid interest thereon to the date of redemption:

Year	Percentage
2004	104.000%
2005	103.000%
2006	102.000%
2007	101.000%
2008 and thereafter	100.000%

Notwithstanding the foregoing, at any time on or prior to July 1, 2004, the Company may redeem up to 33 1/3% of the aggregate principal amount of the Notes originally issued at a redemption price of 113.000% of the principal amount thereof, plus accrued and unpaid interest thereon to the redemption date, with the net proceeds of any Equity Offering; provided that at least 66 2/3% of the aggregate principal amount of the Notes originally issued under this Indenture remains outstanding immediately after the occurrence of such redemption; and provided, further, that such redemption occurs within 90 days of the date of the closing of such Equity Offering.

6.             Notice of Redemption.  Notice of redemption will be mailed by first class mail at least 30 days but not more than 60 days before the redemption date to each Holder, at each of such Holder’s registered address, whose Notes are to be redeemed.  If fewer than all of the Notes are to be redeemed at any time, selection of Notes for redemption will be made by the Trustee in compliance with the requirements of the national securities exchange, if any, on which the Notes are listed, or, if the Notes are not so listed, on a pro rata basis, by lot or by such method as the Trustee deems to be fair and appropriate; provided that Notes of $1,000 or less may not be redeemed in part.

Except as set forth in the Indenture, if monies for the redemption of the Notes called for redemption shall have been deposited with the Paying Agent for redemption on such redemption date, then, unless the Company defaults in the payment of such redemption price plus accrued interest, if any, the Notes called for redemption will cease to bear interest from and after such redemption date, and the only remaining right of the Holders of such Notes will be to receive payment of the redemption price plus accrued interest, if any, as of the redemption date upon surrender to the Paying Agent of the Notes redeemed.

7.             Offers to Purchase.  Section 4.14 of the Indenture provides that, upon the occurrence of a Change of Control, and subject to further limitations contained therein, the Company will make an offer to purchase certain amounts of the Notes in accordance with the procedures set forth in the Indenture.

8.             Registration Rights.  Pursuant to the Registration Rights Agreement dated as of the date of the Indenture among the Company and the Holders of the Initial Notes, the Company will be obligated to consummate an exchange offer pursuant to which the Holder of this Note shall have the right to exchange this Note for the Company’s Senior Secured Notes due 2008, Series B (the “Exchange Notes”), which have been registered under the Securities Act, in like principal amount and having terms identical in all material respects as the Initial Notes.  The Holders of the Initial Notes shall be entitled to receive certain additional interest payments in the event such exchange offer is not consummated and upon certain other conditions, all pursuant to and in accordance with the terms of the Registration Rights Agreement.

9.             Denominations; Transfer; Exchange.  The Notes are in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000.  A Holder shall register the transfer of or exchange of Notes in accordance with the Indenture.  The Registrar or co-Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture.  Subject to certain provisions in the Indenture, the Registrar or co-Registrar need not register the transfer of or exchange of any Notes or portions thereof selected for redemption.  Also the Registrar or co-Registrar need not register the transfer or exchange of any Note during a period beginning at the opening of business 15 days before the mailing of a notice of redemption of notes and ending at the close of business on the day of such mailing.

10.           Persons Deemed Owners.  The registered Holder of a Note shall be treated as the owner of such Note for all purposes.

11.           Unclaimed Money.  If money for the payment of principal or interest remains unclaimed for two years (or such sooner period as may be required by applicable abandoned property laws), the Trustee and the Paying Agent will pay the money back to the Company.  After that, all liability of the Trustee and such Paying Agent with respect to such money shall cease.

12.           Discharge Prior to Redemption or Maturity.  If the Company at any time deposits with the Trustee U.S. Legal Tender or U.S. Government Obligations sufficient to pay the principal of and interest on the Notes to redemption or maturity and complies with the other provisions of the Indenture relating thereto, the Company will be discharged from certain provisions of the Indenture and the Notes (including certain covenants, but excluding its obligation to pay the principal of and interest on the Notes).

13.           Amendment; Supplement; Waiver.  Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented by the Company, the Trustee and with the written consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding, and, subject to Section 6.07 of the Indenture, noncompliance with any provision of the Indenture or this Note may be waived with the written consent of the Holders of a majority in aggregate principal amount of the Notes then outstanding.  Without the consent of any Holder, the parties thereto may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for the assumption of the Company’s obligations to Holders in the case of a merger or consolidation, to make any change that would provide any additional rights or benefits to the Holders or that does not adversely affect the legal right under the Indenture of any such Holder, or to comply with the requirements of the U.S. Securities and Exchange Commission (the “SEC”) in order to effect or maintain the qualification of the Indenture under the TIA.  As provided in the Indenture, there shall be no amendment, supplement or waiver without the consent of each Holder of each Note affected thereby with respect to the circumstances enumerated in Section 9.02 therein.

14.           Restrictive Covenants.  The Indenture imposes certain limitations on the ability of the Company and its Subsidiaries to, among other things, incur additional Indebtedness or Liens, issue or sell its Capital Stock, enter into transactions with Affiliates, cause to be effective restrictions affecting Subsidiaries’ abilities to pay certain dividends or make certain loans, merge or consolidate with any other Person, sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its assets or adopt a plan of liquidation.  Such limitations are subject to a number of important qualifications and exceptions.  The Company must annually report to the Trustee on compliance with such limitations.

15.           Successors.  When a successor assumes, in accordance with the Indenture, all the Obligations of its predecessor under the Notes and the Indenture, the predecessor will be released from those Obligations.

16.           Defaults and Remedies.  If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of Notes then outstanding may declare all the Notes to be due and payable in the manner, at the time and with the effect provided in the Indenture.  Holders may not enforce the Indenture or the Notes except as provided in the Indenture.  The Trustee is not obligated to exercise any of the rights or powers vested in it by the Indenture or the Notes and at the order or direction of any Holders, unless it has received indemnity reasonably satisfactory to it.  Subject to certain limitations set forth in the Indenture, Holders of a majority in aggregate principal amount of the Notes then outstanding may direct the Trustee in its exercise of any trust or power.  The Trustee may withhold from Holders notice of any continuing Default or Event of Default (except in the case of a Default or Event of Default in payment of principal or interest or a failure to comply with Article Five of the Indenture) if it determines that withholding notice is in their interest.

17.           Trustee Dealings with Company.  The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates, as such, with the same rights it would have as if it were not the Trustee.

18.           No Recourse Against Others.  No past, present or future director, officer, employee, incorporator or stockholder of the Company or any Subsidiary Guarantor, as such, shall have any liability for any Obligations of the Company or any Subsidiary Guarantor under the Notes or the Indenture, the Collateral Agreements, any Subsidiary Guarantee, the Registration Rights Agreement or the Intercreditor Agreement or for any claim based on, in respect of, or by reason of such obligations or their creations.  Each Holder by accepting a Note waives and releases all such liability.  Such waiver and release are part of the consideration for the issuance of the Notes.

19.           Authentication.  This Note shall not be valid until the Trustee or Authenticating Agent manually signs the certificate of authentication on this Note.

20.           Governing Law.  The laws of the State of New York shall govern this Note and the Indenture.

21.           Abbreviations and Defined Terms.  Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants-in-common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants-in-common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

22.           CUSIP Numbers.  Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders.  No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture.

Requests may be made to:  New World Restaurant Group, Inc., 1687 Cole Boulevard, Golden, Colorado 80401, Attn:  Chief Executive Officer.

SUBSIDIARY GUARANTEE

For value received, CHESAPEAKE BAGEL FRANCHISE CORP., a New Jersey corporation, hereby unconditionally guarantees to the Holder of the Note upon which this Subsidiary Guarantee is endorsed:  (a) the due and punctual payment of the principal of, premium, if any, and interest on the Note, whether at maturity acceleration, redemption or otherwise, (b) the due and punctual payment of interest on the overdue principal of, premium, if any, and interest on the Note, if any, to the extent lawful, (c) the due and punctual performance of all other obligations of the Company to the Holders or the Trustee, all in accordance with the terms set forth in the Indenture, and (d) in case of any extension of time of payment or renewal of any Note or any of such other obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.  Capitalized terms used herein have the meanings assigned to them in the Indenture unless otherwise indicated.

This Subsidiary Guarantee shall be binding upon each Subsidiary Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holder and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof and in the Indenture.

This Subsidiary Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Subsidiary Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized signatories.

CHESAPEAKE BAGEL FRANCHISE CORP.

By:
Name:
Title:

SUBSIDIARY GUARANTEE

For value received, WILLOUGHBY’S INCORPORATED, a Connecticut corporation, hereby unconditionally guarantees to the Holder of the Note upon which this Subsidiary Guarantee is endorsed:  (a) the due and punctual payment of the principal of, premium, if any, and interest on the Note, whether at maturity acceleration, redemption or otherwise, (b) the due and punctual payment of interest on the overdue principal of, premium, if any, and interest on the Note, if any, to the extent lawful, (c) the due and punctual performance of all other obligations of the Company to the Holders or the Trustee, all in accordance with the terms set forth in the Indenture, and (d) in case of any extension of time of payment or renewal of any Note or any of such other obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.  Capitalized terms used herein have the meanings assigned to them in the Indenture unless otherwise indicated.

This Subsidiary Guarantee shall be binding upon each Subsidiary Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holder and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof and in the Indenture.

This Subsidiary Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Subsidiary Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized signatories.

WILLOUGHBY’S INCORPORATED

By:
Name:
Title:

SUBSIDIARY GUARANTEE

For value received, MANHATTAN BAGEL COMPANY, INC., a New Jersey corporation, hereby unconditionally guarantees to the Holder of the Note upon which this Subsidiary Guarantee is endorsed:  (a) the due and punctual payment of the principal of, premium, if any, and interest on the Note, whether at maturity acceleration, redemption or otherwise, (b) the due and punctual payment of interest on the overdue principal of, premium, if any, and interest on the Note, if any, to the extent lawful, (c) the due and punctual performance of all other obligations of the Company to the Holders or the Trustee, all in accordance with the terms set forth in the Indenture, and (d) in case of any extension of time of payment or renewal of any Note or any of such other obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.  Capitalized terms used herein have the meanings assigned to them in the Indenture unless otherwise indicated.

This Subsidiary Guarantee shall be binding upon each Subsidiary Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holder and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof and in the Indenture.

This Subsidiary Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Subsidiary Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized signatories.

MANHATTAN BAGEL COMPANY, INC.

By:
Name:
Title:

SUBSIDIARY GUARANTEE

For value received, I. & J. BAGEL, INC., a California corporation, hereby unconditionally guarantees to the Holder of the Note upon which this Subsidiary Guarantee is endorsed:  (a) the due and punctual payment of the principal of, premium, if any, and interest on the Note, whether at maturity acceleration, redemption or otherwise, (b) the due and punctual payment of interest on the overdue principal of, premium, if any, and interest on the Note, if any, to the extent lawful, (c) the due and punctual performance of all other obligations of the Company to the Holders or the Trustee, all in accordance with the terms set forth in the Indenture, and (d) in case of any extension of time of payment or renewal of any Note or any of such other obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.  Capitalized terms used herein have the meanings assigned to them in the Indenture unless otherwise indicated.

This Subsidiary Guarantee shall be binding upon each Subsidiary Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holder and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof and in the Indenture.

This Subsidiary Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Subsidiary Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized signatories.

I. & J. BAGEL, INC.

By:
Name:
Title:

SUBSIDIARY GUARANTEE

For value received, EINSTEIN/NOAH BAGEL PARTNERS, INC., a California corporation, hereby unconditionally guarantees to the Holder of the Note upon which this Subsidiary Guarantee is endorsed:  (a) the due and punctual payment of the principal of, premium, if any, and interest on the Note, whether at maturity acceleration, redemption or otherwise, (b) the due and punctual payment of interest on the overdue principal of, premium, if any, and interest on the Note, if any, to the extent lawful, (c) the due and punctual performance of all other obligations of the Company to the Holders or the Trustee, all in accordance with the terms set forth in the Indenture, and (d) in case of any extension of time of payment or renewal of any Note or any of such other obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.  Capitalized terms used herein have the meanings assigned to them in the Indenture unless otherwise indicated.

This Subsidiary Guarantee shall be binding upon each Subsidiary Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holder and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof and in the Indenture.

This Subsidiary Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Subsidiary Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized signatories.

EINSTEIN/NOAH BAGEL PARTNERS, INC., a California corporation

By:
Name:
Title:

SUBSIDIARY GUARANTEE

For value received, EINSTEIN AND NOAH CORP., a Delaware corporation, hereby unconditionally guarantees to the Holder of the Note upon which this Subsidiary Guarantee is endorsed:  (a) the due and punctual payment of the principal of, premium, if any, and interest on the Note, whether at maturity acceleration, redemption or otherwise, (b) the due and punctual payment of interest on the overdue principal of, premium, if any, and interest on the Note, if any, to the extent lawful, (c) the due and punctual performance of all other obligations of the Company to the Holders or the Trustee, all in accordance with the terms set forth in the Indenture, and (d) in case of any extension of time of payment or renewal of any Note or any of such other obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.  Capitalized terms used herein have the meanings assigned to them in the Indenture unless otherwise indicated.

This Subsidiary Guarantee shall be binding upon each Subsidiary Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holder and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof and in the Indenture.

This Subsidiary Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Subsidiary Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized signatories.

EINSTEIN AND NOAH CORP.

By:
Name:
Title:

ASSIGNMENT FORM

If you the Holder want to assign this Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Note to:

(Print or type name, address and zip code and
social security or tax ID number of assignee)

and irrevocably appoint

agent to transfer this Note on the books of the Company.  The agent may substitute another to act for him.

Dated:	Signed:
(Sign exactly as your name appears on the other side of this Note)

Signature Guarantee:

In connection with any transfer of this Note occurring prior to the date which is the earlier of (i) the date of the declaration by the SEC of the effectiveness of a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), covering resales of this Note (which effectiveness shall not have been suspended or terminated at the date of the transfer) and (ii) October 15, 2004, the undersigned confirms that it has not utilized any general solicitation or general advertising in connection with the transfer and that this Note is being transferred:

[Check One]

(1) ☐	to the Company or a subsidiary thereof; or
(2) ☐	pursuant to and in compliance with Rule 144A under the Securities Act; or
(3) ☐

to an institutional “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) that has furnished to the Trustee a signed letter containing certain representations and agreements (the form of which letter can be obtained from the Trustee); or

(4) ☐	outside the United States to a person other than a “U.S. person” in compliance with Rule 904 of Regulation S under the Securities Act; or
(5) ☐	pursuant to the exemption from registration provided by Rule 144 under the Securities Act; or

(6) ☐	pursuant to an effective registration statement under the Securities Act.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered Holder thereof; provided that if box (3), (4) or (5) is checked, the Company or the Trustee may require, prior to registering any such transfer of the Notes, in its sole discretion, such legal opinions, certifications (including an investment letter in the case of box (3) or (4)) and other information as the Trustee or the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

If none of the foregoing boxes is checked, the Trustee or Registrar shall not be obligated to register this Note in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.15 of the Indenture shall have been satisfied.

Dated:	Signed:
(Sign exactly as your name appears on the other side of this Note)

Signature Guarantee:

TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
NOTICE: To be executed by an executive officer

 [OPTION OF HOLDER TO ELECT PURCHASE]

If you want to elect to have this Note purchased by the Company pursuant to Section 4.14 or Section 4.15 of the Indenture, check the appropriate box:

Section 4.14  ☐

Section 4.15  ☐

If you want to elect to have only part of this Note purchased by the Company pursuant to Section 4.14 or Section 4.15 of the Indenture, state the amount you elect to have purchased:

$

Dated:
NOTICE:

The signature on this assignment must correspond with the name as it appears upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever and be guaranteed by the endorser’s bank or broker.

Signature Guarantee: